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                                                                    EXHIBIT 32.1


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                         PURSUANT TO 18 U.S.C. SS. 1350

                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Carrie Hartwick, Chief Executive Officer (principal executive officer) of The Hartcourt Companies, Inc. (the "Registrant"), certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Annual Report on Form 10-KSB for the period ended December 31, 2004 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.


                                               /s/ Carrie Hartwick
                                               -------------------
                                        Name:  Carrie Hartwick
                                        Date:  April 27, 2005


                                 Exhibit 32.1-1